EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2017 Financial Results and Declares Dividend

HONOLULU, Hawaii October 26, 2017 -- (Globe Newswire) -- First Hawaiian, Inc. (NASDAQ:FHB), (the “Company”) today reported financial results for the quarter ended September 30, 2017.

Highlights

•Net income for the quarter ended September 30, 2017 was $58.4 million, or $0.42 per diluted share, and core net income1 was $57.0 million, or $0.41 per diluted share

•Board of Directors declared a dividend of $0.22 per share

 “I’m pleased that we were able to celebrate the one year anniversary of our initial public offering with a solid third quarter,” said Bob Harrison, Chairman and Chief Executive Officer. “Our overall financial performance was strong, asset quality remained excellent, and the local economy continues to do well.”

On October 20, 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.22 per share. The dividend will be payable on December 8, 2017 to stockholders of record at the close of business on November 27, 2017.

Earnings Highlights

Net income for the quarter ended September 30, 2017 was $58.4 million, or $0.42 per diluted share, compared to $56.9 million, or $0.41 per diluted share, for the quarter ended June 30, 2017 and $53.2 million, or $0.38 per diluted share, for the quarter ended September 30, 2016. Core net income for the quarter ended September 30, 2017 was $57.0 million, or $0.41 per diluted share, compared to $57.2 million, or $0.41 per diluted share, for the quarter ended June 30, 2017, and $55.2 million, or $0.40 per diluted share, for the quarter ended September 30, 2016.

Net interest income for the quarter ended September 30, 2017 was $133.3 million, an increase of $2.0 million compared to $131.3 million for the quarter ended June 30, 2017 and an increase of $10.6 million compared to $122.7 million for the quarter ended September 30, 2016. The increase in net interest income compared to the second quarter of 2017 was primarily due to higher average balances and yields on loans and interest-bearing deposits in other banks, partially offset by higher average balances and rates on deposits as well as lower average balances and yields on investment securities.  The increase compared to the third quarter of 2016 was due to higher average balances and yields on loans and investment securities, partially offset by higher average deposit balances and rates.

Net interest margin was 2.96%, 3.02% and 2.87% for the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, respectively. Net interest margin decreased during the third quarter of 2017 by six basis points, primarily due to higher costs related to public time deposits and lower yields on investment securities, partially offset by higher yields on loans and interest-bearing deposits in other banks. The nine basis point increase compared to the third quarter of 2016 was due to higher yields on earnings assets, partially offset by higher deposit costs.

Results for the quarter ended September 30, 2017 included a provision for credit losses of $4.5 million compared to $4.4 million in the quarter ended June 30, 2017 and $2.1 million in the quarter ended September 30, 2016.

Noninterest income was $48.5 million in the quarter ended September 30, 2017, a decrease of $0.4 million compared to noninterest income of $48.9 million in the quarter ended June 30, 2017 and a decrease of $0.2 million compared to noninterest income of $48.7 million in the quarter ended September 30, 2016. The decrease in noninterest income compared to the second quarter of 2017 was primarily due to $1.4 million lower other income and $0.3 million lower service charges on deposit accounts, largely offset by increases across the remaining noninterest income items. Other income in the third quarter of 2017 included $0.4 million lower swap fee income compared to the prior quarter and a $2.7 million gain from the sale of a bank property. Other income in the second quarter of 2017 included $2.4 million from partner credit card incentives and recoveries.

1Core net income is a non-GAAP measure. For more information on this measure, including a reconciliation to the most directly comparable GAAP measure, see “Use of Non-GAAP Financial Measures” and Tables 13 and 14 at the end of this document.

Noninterest expense was $83.7 million for the quarter ended September 30, 2017, a decrease of $1.5 million from $85.2 million in the quarter ended June 30, 2017 and an increase of $0.9 million from $82.8 million in the quarter ended September 30, 2016. The decrease in noninterest expense compared to the second quarter of 2017 was primarily due to $1.7 million lower salaries and employee benefits and $1.6 million lower contracted services and professional fees, partially offset by $0.8 million higher occupancy expense and $0.8 million higher advertising and marketing expense. The decrease in salaries and benefits was primarily due to equity compensation forfeitures due to retirements and a change in the estimate of our compensation liabilities. Contracted services and professional fees in the second quarter of 2017 were elevated due to system upgrades and product enhancements. The increase in noninterest expense compared to the third quarter of 2016 was primarily due to a $1.0 million increase in occupancy costs, a $0.4 million increase in contracted services and professional fees, a  $0.2 million increase in advertising and marketing expenses and a $0.2 million increase in cards rewards expenses, partially offset by $0.5 million lower salaries and employee benefits expenses and $0.5 million lower of other expenses.

The efficiency ratio was 46.0%, 47.3% and 48.3% for the quarters ended September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

The effective tax rate for the third quarter of 2017 was 37.7% compared with 37.1% in the previous quarter and 38.4% percent in the same quarter last year. The increase in the effective tax rate in the third quarter of 2017 compared to the prior quarter was primarily due to a $0.75 million release of tax reserves during the prior quarter.  The higher effective tax rate in the third quarter of 2016 was due to non-deductible offering expenses incurred during the quarter.

Balance Sheet Highlights

Total assets were $20.6 billion at September 30, 2017, compared to $20.4 billion at June 30, 2017 and $19.9 billion at September 30, 2016.

The investment securities portfolio was $5.3 billion at September 30, 2017, compared to $5.1 billion at June 30, 2017 and $5.4 billion at September 30, 2016. The portfolio remains largely comprised of securities issued by U.S. government agencies.

Total loans and leases were $12.1 billion at September 30, 2017, an increase of $87.3 million, or 0.7%, from $12.1 billion at June 30, 2017 and up $753.2 million, or 6.6%, from $11.4 billion at September 30, 2016. The growth in loans and leases compared to June 30, 2017 and September 30, 2016 was due to growth in commercial real estate, residential real estate, construction and consumer loans, partially offset by declines in commercial loans and leases.

Total deposits were $17.6 billion at September 30, 2017, an increase of $143.2 million, or 0.8%, compared with $17.5 billion at June 30, 2017 and an increase of $630.0 million, or 3.7%, compared to $17.0 billion at September 30, 2016.

Asset Quality

The Company's asset quality remained solid during the third quarter of 2017. Total non-performing assets were $8.4 million, or 0.07% of total loans and leases and other real estate owned, at September 30, 2017, an increase of $0.3 million from non-performing assets of $8.1 million, or 0.07% of total loans and leases and other real estate owned, at June 30, 2017 and a decrease of $1.8 million from non-performing assets of $10.2 million, or 0.09% of total loans and leases and other real estate owned, at September 30, 2016.

Net charge offs for the quarter ended September 30, 2017 were $4.1 million, or 0.13% of average loans and leases on an annualized basis, compared to $3.4 million, or 0.11% of average loans and leases on an annualized basis for the quarter ended June 30, 2017 and $3.4 million, or 0.12% of average loans and leases on an annualized basis for the quarter ended September 30, 2016.

The ratio of allowance for loan and lease losses to total loans and leases was 1.13% at both September 30, 2017 and June 30, 2017 and 1.18% at September 30, 2016.

Capital

Total stockholders' equity was $2.6 billion at both September 30, 2017 and June 30, 2017 and $2.5 billion at September 30, 2016.

The tier 1 leverage, common equity tier 1, and total capital ratios were 8.66%, 12.71% and 13.77%, respectively, at September 30, 2017, compared with 8.70%, 12.73% and 13.81% at June 30, 2017 and 8.41%, 12.48% and 13.59% at September 30, 2016.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii.  Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services.  Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 5:00 p.m. Eastern Time, 11:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 96616877. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available approximately two hours after the conclusion of the call until 7:30 p.m. (Eastern Time) on November 5, 2017. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 96616877.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2016.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance.  Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets.  We compute our core return on average total assets as the ratio of core net income to average total assets.  We compute our core return on average total stockholders’ equity as the ratio of core net income to average stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 13 and 14 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525‑6268	(808) 525‑6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2017	2017	2016	2017	2016
Operating Results:
Net interest income	$133,319	$131,254	$122,683	$393,918	$360,422
Provision for loan and lease losses	4,500	4,400	2,100	13,400	4,700
Noninterest income	48,535	48,870	48,690	146,812	168,580
Noninterest expense	83,655	85,241	82,804	253,235	246,341
Net income	58,363	56,895	53,235	171,998	173,626
Basic earnings per share	0.42	0.41	0.38	1.23	1.24
Diluted earnings per share	0.42	0.41	0.38	1.23	1.24
Dividends declared per share	0.22	0.22	0.20	0.66	0.42
Dividend payout ratio	52.38%	53.66%	52.39%	53.66%	33.34%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$133,319	$131,254	$122,683	$393,918	$360,422
Core noninterest income	45,868	48,870	48,690	144,145	142,852
Core noninterest expense	83,112	84,784	79,714	251,851	240,704
Core net income	57,040	57,181	55,177	171,203	161,110
Core basic earnings per share	0.41	0.41	0.40	1.23	1.16
Core diluted earnings per share	0.41	0.41	0.40	1.23	1.16
Performance Ratio:
Net interest margin	2.96%	3.02%	2.87%	2.99%	2.84%
Core net interest margin (non-GAAP)	2.96%	3.02%	2.87%	2.99%	2.84%
Efficiency ratio	46.00%	47.32%	48.31%	46.83%	46.56%
Core efficiency ratio (non-GAAP)	46.38%	47.07%	46.51%	46.80%	47.82%
Return on average total assets	1.15%	1.16%	1.10%	1.16%	1.21%
Core return on average total assets (non-GAAP)	1.13%	1.16%	1.14%	1.15%	1.12%
Return on average tangible assets	1.21%	1.22%	1.16%	1.22%	1.28%
Core return on average tangible assets (non-GAAP)	1.18%	1.23%	1.20%	1.21%	1.18%
Return on average total stockholders' equity	9.03%	9.03%	8.45%	9.10%	8.96%
Core return on average total stockholders' equity (non-GAAP)	8.82%	9.07%	8.76%	9.06%	8.31%
Return on average tangible stockholders' equity (non-GAAP)	14.76%	14.89%	14.02%	15.01%	14.56%
Core return on average tangible stockholders’ equity (non-GAAP)	14.42%	14.96%	14.53%	14.94%	13.51%
Average Balances:
Average loans and leases	$12,115,001	$11,903,255	$11,261,710	$11,868,917	$11,055,522
Average earning assets	17,867,021	17,453,655	17,028,930	17,605,376	16,962,355
Average assets	20,109,090	19,692,222	19,314,668	19,858,184	19,185,484
Average deposits	17,165,355	16,782,887	16,392,125	16,950,503	16,079,148
Average shareholders' equity	2,564,563	2,528,388	2,506,099	2,527,435	2,588,602
Market Value Per Share:
Closing	30.29	30.62	26.86	30.29	26.86
High	31.48	31.34	27.97	35.32	27.97
Low	26.30	26.96	24.25	26.30	24.25

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2017	2017	2016	2016
Balance Sheet Data:
Loans and leases	$12,149,711	$12,062,392	$11,520,378	$11,396,555
Total assets	20,565,627	20,373,974	19,661,829	19,892,693
Total deposits	17,595,483	17,452,262	16,794,532	16,965,527
Total stockholders' equity	2,581,858	2,552,602	2,476,485	2,523,963

Per Share of Common Stock:
Book value	$18.50	$18.29	$17.75	$18.09
Tangible book value	11.36	11.16	10.61	10.95

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.06%	0.06%	0.08%	0.08%
Allowance for loan and lease losses / total loans and leases	1.13%	1.13%	1.18%	1.18%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.71%	12.73%	12.75%	12.48%
Tier 1 Capital Ratio	12.71%	12.73%	12.75%	12.48%
Total Capital Ratio	13.77%	13.81%	13.85%	13.59%
Tier 1 Leverage Ratio	8.66%	8.70%	8.36%	8.41%
Total stockholders' equity to total assets	12.55%	12.53%	12.60%	12.69%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.11%	8.04%	7.93%	8.09%

Non-Financial Data:
Number of branches	62	62	62	62
Number of ATMs	312	312	311	312
Number of Full-Time Equivalent Employees	2,184	2,191	2,179	2,197

Consolidated Statements of Income	Table 2
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2016	2017	2016
Interest income
Loans and lease financing	$118,986	$114,179	$106,900	$342,431	$316,958
Available-for-sale securities	24,195	25,059	21,123	75,683	57,135
Other	2,089	781	1,311	4,096	6,114
Total interest income	145,270	140,019	129,334	422,210	380,207
Interest expense
Deposits	11,949	8,760	6,632	28,279	19,602
Short-term borrowings and long-term debt	2	5	19	13	183
Total interest expense	11,951	8,765	6,651	28,292	19,785
Net interest income	133,319	131,254	122,683	393,918	360,422
Provision for loan and lease losses	4,500	4,400	2,100	13,400	4,700
Net interest income after provision for loan and lease losses	128,819	126,854	120,583	380,518	355,722
Noninterest income
Service charges on deposit accounts	9,095	9,412	9,575	28,062	28,759
Credit and debit card fees	14,831	14,157	14,103	43,467	41,732
Other service charges and fees	8,510	8,110	8,768	25,717	26,909
Trust and investment services income	7,672	7,526	7,508	22,536	22,236
Bank-owned life insurance	3,119	2,927	7,115	10,624	13,263
Investment securities gains, net	—	—	30	—	25,761
Other	5,308	6,738	1,591	16,406	9,920
Total noninterest income	48,535	48,870	48,690	146,812	168,580
Noninterest expense
Salaries and employee benefits	41,579	43,257	42,106	128,136	128,762
Contracted services and professional fees	10,834	12,388	10,430	33,530	33,124
Occupancy	5,844	5,023	4,870	16,188	14,991
Equipment	4,174	4,527	4,192	12,898	12,135
Regulatory assessment and fees	3,668	3,750	3,546	11,192	8,869
Advertising and marketing	2,005	1,222	1,769	5,255	4,818
Card rewards program	4,703	4,618	4,512	13,832	10,743
Other	10,848	10,456	11,379	32,204	32,899
Total noninterest expense	83,655	85,241	82,804	253,235	246,341
Income before provision for income taxes	93,699	90,483	86,469	274,095	277,961
Provision for income taxes	35,336	33,588	33,234	102,097	104,335
Net income	$58,363	$56,895	$53,235	$171,998	$173,626
Basic earnings per share	$0.42	$0.41	$0.38	$1.23	$1.24
Diluted earnings per share	$0.42	$0.41	$0.38	$1.23	$1.24
Dividends declared per share	$0.22	$0.22	$0.20	$0.66	$0.42
Basic weighted-average outstanding shares	139,556,532	139,546,615	139,500,542	139,549,665	139,473,360
Diluted weighted-average outstanding shares	139,696,330	139,646,117	139,503,558	139,670,487	139,474,373

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2017	2017	2016	2016
Assets
Cash and due from banks	$321,319	$355,752	$253,827	$371,622
Interest-bearing deposits in other banks	793,046	872,013	798,231	804,198
Investment securities	5,314,973	5,126,869	5,077,514	5,363,696
Loans and leases	12,149,711	12,062,392	11,520,378	11,396,555
Less: allowance for loan and lease losses	137,327	136,883	135,494	135,025
Net loans and leases	12,012,384	11,925,509	11,384,884	11,261,530

Premises and equipment, net	289,689	292,959	300,788	302,059
Other real estate owned and repossessed personal property	564	329	329	854
Accrued interest receivable	44,728	39,739	41,971	37,107
Bank-owned life insurance	435,607	432,726	429,209	432,031
Goodwill	995,492	995,492	995,492	995,492
Other intangible assets	13,980	14,877	16,809	17,554
Other assets	343,845	317,709	362,775	306,550
Total assets	$20,565,627	$20,373,974	$19,661,829	$19,892,693
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$11,687,849	$11,580,664	$10,801,915	$11,164,989
Noninterest-bearing	5,907,634	5,871,598	5,992,617	5,800,538
Total deposits	17,595,483	17,452,262	16,794,532	16,965,527
Short-term borrowings	—	—	9,151	9,151
Long-term debt	34	41	41	41
Retirement benefits payable	135,092	134,400	132,904	139,567
Other liabilities	253,160	234,669	248,716	254,444
Total liabilities	17,983,769	17,821,372	17,185,344	17,368,730

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued and outstanding 139,586,282 shares as of September 30, 2017, 139,546,615 shares as of June 30, 2017 and 139,530,654 shares as of both December 31, 2016 and September 30, 2016)	1,396	1,395	1,395	1,395
Additional paid-in capital	2,489,273	2,488,091	2,484,251	2,482,679
Retained earnings	158,303	130,767	78,850	50,204
Accumulated other comprehensive loss, net	(67,114)	(67,651)	(88,011)	(10,315)
Total stockholders' equity	2,581,858	2,552,602	2,476,485	2,523,963
Total liabilities and stockholders' equity	$20,565,627	$20,373,974	$19,661,829	$19,892,693

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2017			June 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$597.5	$2.0	1.30%	$312.8	$0.8	1.00%	$1,023.6	$1.3	0.51%
Available-for-Sale Investment Securities	5,124.9	24.2	1.88	5,208.8	25.0	1.93	4,743.7	21.1	1.77
Loans Held for Sale	0.1	—	3.62	—	—	—	—	—	—
Loans and Leases (1)
Commercial and industrial	3,276.4	27.3	3.31	3,279.2	25.7	3.15	3,248.1	23.7	2.90
Real estate - commercial	2,696.4	25.1	3.69	2,638.3	23.8	3.62	2,338.2	21.3	3.63
Real estate - construction	570.6	5.1	3.54	509.7	4.3	3.41	448.9	3.7	3.29
Real estate - residential	3,846.8	39.2	4.04	3,782.1	38.6	4.09	3,571.3	36.4	4.06
Consumer	1,546.9	21.0	5.39	1,525.8	20.6	5.40	1,467.0	20.5	5.55
Lease financing	177.9	1.3	2.91	168.1	1.2	2.84	188.2	1.3	2.84
Total Loans and Leases	12,115.0	119.0	3.90	11,903.2	114.2	3.85	11,261.7	106.9	3.78
Other Earning Assets	29.5	0.1	1.22	10.8	—	0.99	—	—	—
Total Earning Assets (2)	17,867.0	145.3	3.23	17,435.6	140.0	3.22	17,029.0	129.3	3.02
Cash and Due from Banks	324.0			319.4			357.1
Other Assets	1,918.1			1,937.2			1,928.6
Total Assets	$20,109.1			$19,692.2			$19,314.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$4,505.1	$1.1	0.10%	$4,488.8	$0.7	0.07%	$4,416.4	$0.6	0.06%
Money Market	2,607.7	0.9	0.13	2,618.6	0.8	0.12	2,549.3	0.6	0.10
Time	4,208.0	10.0	0.94	3,887.5	7.2	0.75	3,776.6	5.4	0.57
Total Interest-Bearing Deposits	11,320.8	12.0	0.42	10,994.9	8.7	0.32	10,742.3	6.6	0.25
Short-Term Borrowings	0.8	—	0.91	1.7	—	0.89	18.5	—	0.42
Total Interest-Bearing Liabilities	11,321.6	12.0	0.42	10,996.6	8.7	0.32	10,760.8	6.6	0.25
Net Interest Income		$133.3			$131.3			$122.7
Interest Rate Spread			2.81%			2.90%			2.77%
Net Interest Margin			2.96%			3.02%			2.87%
Noninterest-Bearing Demand Deposits	5,844.6			5,788.0			5,649.8
Other Liabilities	378.3			379.2			398.0
Stockholders' Equity	2,564.6			2,528.4			2,506.1
Total Liabilities and Stockholders' Equity	$20,109.1			$19,692.2			$19,314.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	For the periods disclosed above, the taxable-equivalent basis adjustments made to the table above were not material.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$516.8	$4.0	1.02%	$1,602.3	$6.1	0.51%
Available-for-Sale Investment Securities	5,189.7	75.7	1.95	4,304.5	57.1	1.77
Loans and Leases (1)
Commercial and industrial	3,263.3	77.3	3.17	3,200.6	70.3	2.93
Real estate - commercial	2,606.1	71.1	3.65	2,273.3	62.9	3.70
Real estate - construction	514.1	13.1	3.41	425.0	10.4	3.27
Real estate - residential	3,784.5	115.5	4.08	3,525.5	108.9	4.13
Consumer	1,528.8	61.8	5.41	1,441.6	60.4	5.59
Lease financing	172.1	3.6	2.84	189.5	4.1	2.90
Total Loans and Leases	11,868.9	342.4	3.86	11,055.5	317.0	3.83
Other Earning Assets	30.0	0.1	0.62	—	—	—
Total Earning Assets (2)	17,605.4	422.2	3.21	16,962.3	380.2	2.99
Cash and Due from Banks	322.7			320.1
Other Assets	1,930.1			1,903.1
Total Assets	$19,858.2			$19,185.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$4,500.1	$2.5	0.08%	$4,371.6	$1.9	0.06%
Money Market	2,574.0	2.2	0.11	2,410.6	1.7	0.09
Time	4,027.9	23.6	0.78	3,782.2	16.0	0.57
Total Interest-Bearing Deposits	11,102.0	28.3	0.34	10,564.4	19.6	0.25
Short-Term Borrowings	2.1	—	0.68	148.0	0.2	0.16
Total Interest-Bearing Liabilities	11,104.1	28.3	0.34	10,712.4	19.8	0.25
Net Interest Income		$393.9			$360.4
Interest Rate Spread			2.87%			2.74%
Net Interest Margin			2.99%			2.84%
Noninterest-Bearing Demand Deposits	5,848.5			5,514.8
Other Liabilities	378.2			369.7
Stockholders' Equity	2,527.4			2,588.6
Total Liabilities and Stockholders' Equity	$19,858.2			$19,185.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	For the periods disclosed above, the taxable-equivalent basis adjustments made to the table above were not material.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2017
	Compared to June 30, 2017
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.9	$0.3	$1.2
Available-for-Sale Investment Securities	(0.4)	(0.4)	(0.8)
Loans and Leases
Commercial and industrial	—	1.6	1.6
Real estate - commercial	0.5	0.8	1.3
Real estate - construction	0.5	0.3	0.8
Real estate - residential	0.7	(0.1)	0.6
Consumer	0.2	0.2	0.4
Lease financing	0.1	—	0.1
Total Loans and Leases	2.0	2.8	4.8
Other Earning Assets	0.1	—	0.1
Total Change in Interest Income	2.6	2.7	5.3

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.4	0.4
Money Market	—	0.1	0.1
Time	0.6	2.1	2.7
Total Interest-Bearing Deposits	0.6	2.6	3.2
Total Change in Interest Expense	0.6	2.6	3.2
Change in Net Interest Income	$2.0	$0.1	$2.1

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2017
	Compared to September 30, 2016
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.7)	$1.4	$0.7
Available-for-Sale Investment Securities	1.7	1.4	3.1
Loans and Leases
Commercial and industrial	0.2	3.4	3.6
Real estate - commercial	3.3	0.4	3.7
Real estate - construction	1.1	0.3	1.4
Real estate - residential	2.8	—	2.8
Consumer	1.0	(0.5)	0.5
Total Loans and Leases	8.4	3.6	12.0
Other Earning Assets	0.1	—	0.1
Total Change in Interest Income	9.5	6.4	15.9

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.5	0.5
Money Market	—	0.2	0.2
Time	0.7	3.9	4.6
Total Interest-Bearing Deposits	0.7	4.6	5.3
Total Change in Interest Expense	0.7	4.6	5.3
Change in Net Interest Income	$8.8	$1.8	$10.6

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2017
	Compared to September 30, 2016
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(5.8)	$3.7	$(2.1)
Available-for-Sale Investment Securities	12.4	6.1	18.5
Loans and Leases
Commercial and industrial	1.4	5.6	7.0
Real estate - commercial	9.1	(0.9)	8.2
Real estate - construction	2.2	0.5	2.7
Real estate - residential	7.9	(1.3)	6.6
Consumer	3.6	(2.1)	1.5
Lease financing	(0.4)	(0.1)	(0.5)
Total Loans and Leases	23.8	1.7	25.5
Other Earning Assets	0.1	—	0.1
Total Change in Interest Income	30.5	11.5	42.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	0.5	0.6
Money Market	0.1	0.4	0.5
Time	1.1	6.5	7.6
Total Interest-Bearing Deposits	1.3	7.4	8.7
Short-Term Borrowings	(0.3)	0.1	(0.2)
Total Change in Interest Expense	1.0	7.5	8.5
Change in Net Interest Income	$29.5	$4.0	$33.5

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2017	2017	2016	2016
Commercial and industrial	$3,190,237	$3,331,092	$3,239,600	$3,265,291
Real estate:
Commercial	2,625,688	2,545,479	2,343,495	2,311,874
Construction	598,763	555,794	450,012	475,333
Residential	4,001,478	3,921,881	3,796,459	3,687,660
Total real estate	7,225,929	7,023,154	6,589,966	6,474,867
Consumer	1,562,172	1,527,470	1,510,772	1,469,220
Lease financing	171,373	180,676	180,040	187,177
Total loans and leases	$12,149,711	$12,062,392	$11,520,378	$11,396,555

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2017	2017	2016	2016
Demand	$5,907,634	$5,871,598	$5,992,617	$5,800,538
Savings	4,411,411	4,568,600	4,609,306	4,341,714
Money Market	2,631,311	2,944,005	2,454,013	2,818,132
Time	4,645,127	4,068,059	3,738,596	4,005,143
Total Deposits	$17,595,483	$17,452,262	$16,794,532	$16,965,527

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2017	2017	2016	2016
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$2,312	$2,155	$2,730	$2,933
Lease financing	—	—	153	163
Total Commercial Loans	2,312	2,155	2,883	3,096
Residential	5,562	5,569	6,547	6,274
Total Non-Accrual Loans and Leases	7,874	7,724	9,430	9,370
Other Real Estate Owned	564	329	329	854
Total Non-Performing Assets	$8,438	$8,053	$9,759	$10,224

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$1,751	$1,275	$449	$177
Real estate - commercial	3,247	—	—	—
Real estate - construction	—	350	—	—
Lease financing	—	—	83	—
Total Commercial Loans	4,998	1,625	532	177
Residential	1,055	1,543	866	1,638
Consumer	1,894	1,873	1,870	2,036
Total Accruing Loans and Leases Past Due 90 Days or More	$7,947	$5,041	$3,268	$3,851

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	36,728	38,886	44,496	46,453
Total Loans and Leases	$12,149,711	$12,062,392	$11,520,378	$11,396,555

Allowance for Loan and Lease Losses					Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2017	2017	2016	2017	2016
Balance at Beginning of Period	$136,883	$135,847	$136,360	$135,494	$135,484
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(408)	(75)	(210)	(1,338)	(348)
Lease financing	(1)	(146)	—	(147)	—
Total Commercial Loans	(409)	(221)	(210)	(1,485)	(348)
Residential	(293)	—	(268)	(315)	(796)
Consumer	(6,263)	(5,251)	(4,878)	(17,086)	(13,379)
Total Loans and Leases Charged-Off	(6,965)	(5,472)	(5,356)	(18,886)	(14,523)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	582	129	6	825	228
Real estate - commercial	336	55	42	468	3,288
Lease financing	—	—	—	—	1
Total Commercial Loans	918	184	48	1,293	3,517
Residential	139	150	350	610	1,116
Consumer	1,852	1,774	1,523	5,416	4,731
Total Recoveries on Loans and Leases Previously Charged-Off	2,909	2,108	1,921	7,319	9,364
Net Loans and Leases Charged-Off	(4,056)	(3,364)	(3,435)	(11,567)	(5,159)
Provision for Credit Losses	4,500	4,400	2,100	13,400	4,700
Balance at End of Period	$137,327	$136,883	$135,025	$137,327	$135,025
Average Loans and Leases Outstanding	$12,115,001	$11,903,255	$11,261,710	$11,868,917	$11,055,522
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding	0.13%	0.11%	0.12%	0.13%	0.06%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.13%	1.13%	1.18%	1.13%	1.18%

GAAP to Non-GAAP Reconciliation					Table 13
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2016	2017	2016
Income Statement Data:
Net income	$58,363	$56,895	$53,235	$171,998	$173,626

Average total stockholders' equity	$2,564,563	$2,528,388	$2,506,099	$2,527,435	$2,588,602
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,569,071	$1,532,896	$1,510,607	$1,531,943	$1,593,110

Average total assets	$20,109,090	$19,692,222	$19,314,668	$19,858,184	$19,185,484
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$19,113,598	$18,696,730	$18,319,176	$18,862,692	$18,189,992

Return on average total stockholders' equity(a)	9.03%	9.03%	8.45%	9.10%	8.96%
Return on average tangible stockholders' equity (non-GAAP)(a)	14.76%	14.89%	14.02%	15.01%	14.56%

Return on average total assets(a)	1.15%	1.16%	1.10%	1.16%	1.21%
Return on average tangible assets (non-GAAP)(a)	1.21%	1.22%	1.16%	1.22%	1.28%

Average stockholders' equity to average assets	12.75%	12.84%	12.98%	12.73%	13.49%
Tangible average stockholders' equity to tangible average assets (non-GAAP)	8.21%	8.20%	8.25%	8.12%	8.76%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2017	2017	2016	2016
Balance Sheet Data:
Total stockholders' equity	$2,581,858	$2,552,602	$2,476,485	$2,523,963
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,586,366	$1,557,110	$1,480,993	$1,528,471

Total assets	$20,565,627	$20,373,974	$19,661,829	$19,892,693
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$19,570,135	$19,378,482	$18,666,337	$18,897,201

Shares outstanding	139,586,282	139,546,615	139,530,654	139,530,654

Total stockholders' equity to total assets	12.55%	12.53%	12.60%	12.69%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.11%	8.04%	7.93%	8.09%

Book value per share	$18.50	$18.29	$17.75	$18.09
Tangible book value per share (non-GAAP)	$11.36	$11.16	$10.61	$10.95

(a)	Annualized for the three and nine months ended September 30, 2017 and 2016 and the three months ended June 30, 2017.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2017	2017	2016	2017	2016
Net interest income	$133,319	$131,254	$122,683	$393,918	$360,422
Core net interest income (non-GAAP)	$133,319	$131,254	$122,683	$393,918	$360,422

Noninterest income	$48,535	$48,870	$48,690	$146,812	$168,580
Gains on sale of bank properties	(2,667)	—	—	(2,667)	—
Gains on sale of securities	—	—	—	—	(3,050)
Gains on sale of stock (Visa/MasterCard)	—	—	—	—	(22,678)
Core noninterest income (non-GAAP)	$45,868	$48,870	$48,690	$144,145	$142,852

Noninterest expense	$83,655	$85,241	$82,804	$253,235	$246,341
One-time items(a)	(543)	(457)	(3,090)	(1,384)	(5,637)
Core noninterest expense (non-GAAP)	$83,112	$84,784	$79,714	$251,851	$240,704

Net income	$58,363	$56,895	$53,235	$171,998	$173,626
Gains on sale of bank properties	(2,667)	—	—	(2,667)	—
Gains on sale of securities	—	—	—	—	(3,050)
Gains on sale of stock (Visa/MasterCard)	—	—	—	—	(22,678)
One-time items(a)	543	457	3,090	1,384	5,637
Tax adjustments(b)	801	(171)	(1,148)	488	7,575
Total core adjustments	(1,323)	286	1,942	(795)	(12,516)
Core net income (non-GAAP)	$57,040	$57,181	$55,177	$171,203	$161,110
Core basic earnings per share (non-GAAP)	$0.41	$0.41	$0.40	$1.23	$1.16
Core diluted earnings per share (non-GAAP)	$0.41	$0.41	$0.40	$1.23	$1.16

(a)	One-time items include initial public offering related costs.
(b)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.